Registration No. 333-124223
                                                Filed Pursuant to Rule 424(b)(2)

                       John Hancock Life Insurance Company
                                 SignatureNotes
           With Maturities of Twelve Months or More from Date of Issue
     Fully and Unconditionally Guaranteed By Manulife Financial Corporation

-----------------------------------------------------------------------------------------------------------------------------
Pricing Supplement No. 38                                                                               Trade Date: 4/17/2006
(To Prospectus dated July 8, 2005)                                                                      Issue Date: 4/20/2006

The date of this Pricing Supplement is April 17, 2006

CUSIP or Common Code:                             41013NL63

Price to Public:                                  100.000%

Principal Amount:                                 $735,000.00

Proceeds to Issuer:                               $730,773.75

Discounts and Commissions:                        0.575%

Reallowance:                                      0.150%

Dealer:                                           99.550%

Maturity Date:                                    4/15/2009

Stated Annual Interest Rate:                      Floating Rate Note

    Interest Rate Determination Date:             The 7th business day preceding an Interest Reset Date.

    Interest Reset Periods:                       Monthly. The first interest period will run from and including the Issue
                                                  Date to but excluding May 15, 2006.

    Interest Reset Dates:                         The 15th day of each month during the term of the notes, beginning May 15, 2006.

    Day Count Convention:                         30/360

    Interest Rate Basis:                          Consumer Price Index Adjustment Rate

    Index Maturity:                               N/A

    Spread:                                       +1.83%

    Initial Interest Rate:                        5.43%

    Maximum Interest Rate:                        N/A

    Minimum Interest Rate:                        0.00% per annum with respect to each Interest Reset Period

Interest Payment Frequency and Dates:             Monthly,  from and  including  an Interest
                                                  Reset  Date  to  and  excluding  the  next
                                                  succeeding  Interest  Reset  Date,  except
                                                  that the first  period shall be the period
                                                  from and  including  the Issue Date to but
                                                  excluding May 15, 2006 (or, if such day is
                                                  not a business day, the following business
                                                  day).

Interest  Payment  Date:                          The 15th day of each month during the term
                                                  of the notes,  beginning May 15, 2006 (or,
                                                  if such  day is not a  business  day,  the
                                                  next following business day, in which case
                                                  interest on that interest payment will not
                                                  accrue for the period  from the  scheduled
                                                  interest   payment   date   to  the   next
                                                  following   business   day  on  which  the
                                                  interest payment is made).

Additional Amounts:                               N/A

Survivor's Option:                                Yes

Callable by Issuer:                               No

If Callable by Issuer, dates and terms of         N/A
redemption (including the redemption price):
Original Issue Discount(1):                       N/A

Other Material Terms (if any):                    N/A

                                   Page 1 of 4

(1) For information regarding certain tax provisions applicable to Original Issue Discount notes, including zero-coupon notes, see "Tax Consequences to U.S. Holders -- Original Issue Discount Notes" in the Prospectus.

                                                     Registration No. 333-124223
                                                Filed Pursuant to Rule 424(b)(2)

                       John Hancock Life Insurance Company
                                 SignatureNotes
           With Maturities of Twelve Months or More from Date of Issue
     Fully and Unconditionally Guaranteed By Manulife Financial Corporation

-----------------------------------------------------------------------------------------------------------------------------
Pricing Supplement No. 38                                                                               Trade Date: 4/17/2006
(To Prospectus dated July 8, 2005)                                                                      Issue Date: 4/20/2006

The date of this Pricing Supplement is April 17, 2006

CUSIP or Common Code:                             41013NL71

Price to Public:                                  100.000%

Principal Amount:                                 $611,000.00

Proceeds to Issuer:                               $605,348.25

Discounts and Commissions:                        0.925%

Reallowance:                                      0.150%

Dealer:                                           99.250%

Maturity Date:                                    4/15/2011

Stated Annual Interest Rate:                      Floating Rate Note

    Interest Rate Determination Date:             The 7th business day preceding an Interest Reset Date.

    Interest Reset Periods:                       Monthly. The first interest period will run from and including the Issue
                                                  Date to but excluding May 15, 2006.

    Interest Reset Dates:                         The 15th day of each month during the term of the notes, beginning May 15, 2006.

    Day Count Convention:                         30/360

    Interest Rate Basis:                          Consumer Price Index Adjustment Rate

    Index Maturity:                               N/A

    Spread:                                       +2.08%

    Initial Interest Rate:                        5.68%

    Maximum Interest Rate:                        N/A

    Minimum Interest Rate:                        0.00% per annum with respect to each Interest Reset Period

Interest Payment Frequency and Dates:             Monthly,  from and  including  an Interest
                                                  Reset  Date  to  and  excluding  the  next
                                                  succeeding  Interest  Reset  Date,  except
                                                  that the first  period shall be the period
                                                  from and  including  the Issue Date to but
                                                  excluding May 15, 2006 (or, if such day is
                                                  not a business day, the following business
                                                  day).

InterestPayment Date:                             The 15th day of each month during the term
                                                  of the notes,  beginning May 15, 2006 (or,
                                                  if such  day is not a  business  day,  the
                                                  next following business day, in which case
                                                  interest on that interest payment will not
                                                  accrue for the period  from the  scheduled
                                                  interest   payment   date   to  the   next
                                                  following   business   day  on  which  the
                                                  interest payment is made).

Additional Amounts:                               N/A

Survivor's Option:                                Yes

Callable by Issuer:                               No

If Callable by Issuer, dates and terms of         N/A
redemption (including the redemption price):
Original Issue Discount(2):                       N/A

Other Material Terms (if any):                    N/A

                                   Page 2 of 4

(2) For information regarding certain tax provisions applicable to Original Issue Discount notes, including zero-coupon notes, see "Tax Consequences to U.S. Holders -- Original Issue Discount Notes" in the Prospectus.

                                                     Registration No. 333-124223
                                                Filed Pursuant to Rule 424(b)(2)

                       John Hancock Life Insurance Company
                                 SignatureNotes
           With Maturities of Twelve Months or More from Date of Issue
     Fully and Unconditionally Guaranteed By Manulife Financial Corporation

-----------------------------------------------------------------------------------------------------------------------------
Pricing Supplement No. 38                                                                               Trade Date: 4/17/2006
(To Prospectus dated July 8, 2005)                                                                      Issue Date: 4/20/2006

The date of this Pricing Supplement is April 17, 2006

CUSIP or Common Code:                             41013NL97

Price to Public:                                  100.000%

Principal Amount:                                 $242,000.00

Proceeds to Issuer:                               $238,612.00

Discounts and Commissions:                        1.400%

Reallowance:                                      0.200%

Dealer:                                           98.800%

Maturity Date:                                    4/15/2016

Stated Annual Interest Rate:                      Floating Rate Note

    Interest Rate Determination Date:             The 7th business day preceding an Interest Reset Date.

    Interest Reset Periods:                       Monthly.  The first interest period will run from and including the Issue
                                                  Date to but excluding May 15, 2006.

    Interest Reset Dates:                         The 15th day of each month during the term of the notes, beginning May 15,
                                                  2006.

    Day Count Convention:                         30/360

    Interest Rate Basis:                          Consumer Price Index Adjustment Rate

    Index Maturity:                               N/A

    Spread:                                       +2.29%

    Initial Interest Rate:                        5.89%

    Maximum Interest Rate:                        N/A

    Minimum Interest Rate:                        0.00% per annum with respect to each Interest Reset Period

Interest Payment Frequency and Dates:             Monthly,  from and  including  an Interest
                                                  Reset  Date  to  and  excluding  the  next
                                                  succeeding  Interest  Reset  Date,  except
                                                  that the first  period shall be the period
                                                  from and  including  the Issue Date to but
                                                  excluding May 15, 2006 (or, if such day is
                                                  not a business day, the following business
                                                  day).

Interest Payment Date:                            The 15th day of each month during the term
                                                  of the notes,  beginning May 15, 2006 (or,
                                                  if such  day is not a  business  day,  the
                                                  next following business day, in which case
                                                  interest on that interest payment will not
                                                  accrue for the period  from the  scheduled
                                                  interest   payment   date   to  the   next
                                                  following   business   day  on  which  the
                                                  interest payment is made).

Additional Amounts:                               N/A

Survivor's Option:                                Yes

Callable by Issuer:                               No

If Callable by Issuer, dates and terms of         N/A
redemption (including the redemption price):
Original Issue Discount(3):                       N/A

Other Material Terms (if any):                    N/A

(3) For information regarding certain tax provisions applicable to Original Issue Discount notes, including zero-coupon notes, see "Tax Consequences to U.S. Holders -- Original Issue Discount Notes" in the Prospectus.

                                                     Registration No. 333-124223
                                                Filed Pursuant to Rule 424(b)(2)

                       John Hancock Life Insurance Company
                                 SignatureNotes
           With Maturities of Twelve Months or More from Date of Issue
     Fully and Unconditionally Guaranteed By Manulife Financial Corporation

-----------------------------------------------------------------------------------------------------------------------------
Pricing Supplement No. 38                                                                               Trade Date: 4/17/2006
(To Prospectus dated July 8, 2005)                                                                      Issue Date: 4/20/2006

The date of this Pricing Supplement is April 17, 2006

CUSIP or Common Code:                    41013NL89                              41013NM21

Price to Public:                         100.000%                               100.000%

Principal Amount:                        $289,000.00                            $302,000.00

Proceeds to Issuer:                      $285,893.25                            $294,827.50

Discounts and Commissions:               1.075%                                 2.375%

Reallowance:                             0.175%                                 0.350%

Dealer:                                  99.100%                                97.900%

Maturity Date:                           4/15/2012                              4/15/2031

Stated Annual Interest Rate:             5.300%                                 5.800%

Interest Payment Frequency:              Monthly                                Monthly

First Payment Date:                      5/15/2006                              5/15/2006

Additional Amounts:                      N/A                                    N/A

Survivor's Option:                       Yes                                    Yes

Callable by Issuer:                      Yes                                    Yes

If Callable by Issuer, dates and terms   4/15/2008                              4/15/2011
of redemption (including the             Callable one time only at 100% on      Callable one time only at 100% on
redemption price)                        call date above with 30 days notice    call date above with 30 days notice

Original Issue Discount(4):              N/A                                    N/A

Other Material Terms (if any):           N/A                                    N/A

                                   Page 4 of 4

(4) For information regarding certain tax provisions applicable to Original Issue Discount notes, including zero-coupon notes, see "Tax Consequences to U.S. Holders -- Original Issue Discount Notes" in the Prospectus.

As of September 12, 2005 ABN AMRO Financial Services, Inc. changed its name to LaSalle Financial Services, Inc. Consequently, all references to "ABN AMRO Financial Services, Inc." in the prospectus are amended to read "LaSalle Financial Services, Inc.".